Exhibit 10.2

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of December 22, 2022,

between

CITIGROUP ENERGY INC.

and

DK TRADING & SUPPLY, LLC

SCHEDULES

i

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made and entered into on December 22, 2022 and effective as of the Commencement Date (as defined in the Inventory Intermediation Agreement (defined below)), between Citigroup Energy Inc. (“Citi”), as secured party, and DK Trading & Supply, LLC (the “Company”), as grantor.

WHEREAS, the Company, certain of its Affiliates and Citi are party to that certain Inventory Intermediation Agreement, dated as of December 22, 2022 (as amended, restated, modified, supplemented or otherwise changed from time to time, including any replacement agreement therefor, the “Intermediation Agreement”) pursuant to which Citi, subject to the terms and conditions contained therein, has agreed to (i) purchase and acquire from the Company, and sell, assign, deliver and transfer to the Company, the ownership of crude oil and other petroleum feedstocks in connection with the processing operations of the Refineries (as defined in the Intermediation Agreement) and (ii) purchase and acquire from the Company, and sell, assign, deliver and transfer to the Company, the ownership of all refined products produced by the Refineries (other than certain Excluded Materials) held at any of the Included Locations (as defined in the Intermediation Agreement), in each case, on the terms and subject to the conditions set forth in the Intermediation Agreement; and

WHEREAS, pursuant to the terms of the Intermediation Agreement, the Company is required to execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Intermediation Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Intermediation Agreement. All terms defined in the UCC (as defined herein) and not defined in this Agreement or the Intermediation Agreement have the meanings specified therein.

(b) The rules of construction specified in Section 1.2 of the Intermediation Agreement also apply to this Agreement.

(c) In the event of any conflict between the express terms and provisions of this Agreement and of the Intermediation Agreement, the terms and provisions of the Intermediation Agreement shall control. If any conflict or inconsistency exists between this Agreement and any other Transaction Document other than the Intermediation Agreement, this Agreement shall control.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Facility” has the meaning assigned to such term in the Acknowledgment Agreement.

“BI Insurance Security Interest” has the meaning assigned to such term in Section 2.02.

“Business Interruption Collateral” has the meaning assigned to such term in Section 2.02.

“Citi” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Collateral” has the meaning assigned to such term in Section 2.02.

“Company” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Hydrocarbons” has the meaning assigned to such term in Section 2.01.

“Indemnitee” has the meaning assigned to such term in Section 4.06.

“Intermediation Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intermediation Collateral” has the meaning assigned to such term in Section 2.01.

“Precautionary Security Interest” has the meaning assigned to such term in Section 2.01.

“Proceeds” has the meaning assigned to such term in the UCC, but including in any event, any insurance, indemnity and/or warranty Proceeds.

“Security Interest” has the meaning assigned to such term in Section 2.02.

“Term Loan Facility” has the meaning assigned to such term in the Acknowledgment Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the state of New York; provided, however, that, at any time, if by reason of mandatory provisions of law any or all of the perfection or priority of Citi’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions.

ARTICLE II

Security Interests

SECTION 2.01. Precautionary Security Interest in Hydrocarbons. The Parties intend that the transactions contemplated by the Intermediation Agreement do and will constitute purchase and sale transactions for all purposes. If, notwithstanding the intent of the Parties, any transaction for the sale, assignment, delivery and transfer of ownership of Hydrocarbons (other than Hydrocarbons which are Excluded Materials) from the Company to Citi pursuant to the Intermediation Agreement is found not to be a true sale or is otherwise recharacterized, the Company hereby grants to Citi, its successors and assigns, a security interest (such Lien granted to Citi under this Section 2.01, the “Precautionary Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the “Intermediation Collateral”):

(i) all crude oil, refined petroleum products and other hydrocarbons, including asphalt, in each case, located at such locations set forth in Schedules D and M of the Intermediation Agreement (collectively, “Hydrocarbons”);

(ii) all Documents directly related to the foregoing;

(iii) all General Intangibles (excluding trademarks, tradenames, and intellectual property) and insurance proceeds (other than those proceeds constituting Business Interruption Collateral), in each case, arising from the foregoing; and

(iv) all Proceeds of the foregoing;

provided, that notwithstanding anything to the contrary in any Transaction Document, the following property is excluded from constituting Intermediation Collateral: (i) (x) all Accounts or accounts receivable, (y) all cash proceeds generated by such Accounts and accounts receivable, and (z) all deposit accounts; (ii) Hydrocarbons which are Excluded Materials; and (iii) any contract or agreement to which the Company is a party or any of the Company’s rights or interests thereunder if and for so long as the grant of the Security Interest shall constitute or result in (x) the unenforceability of any right of the Company therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law or principles of equity), provided, that the Precautionary Security Interest shall attach as soon as the condition causing such unenforceability is remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such contract or agreement.

(b) The Company hereby irrevocably authorizes Citi at any time and from time to time to file in any relevant jurisdiction financing statements (including amendments and continuations thereto) that indicate the Intermediation Collateral as set forth in this Agreement and contain any other the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organizational identification number issued to the Company. The Company agrees to provide such information to Citi promptly upon Citi’s request. The Company also ratifies its authorization for Citi to file in any relevant jurisdiction any financing statements (including amendments thereto) if filed prior to the date hereof.

(c) The Precautionary Security Interest is granted as security only and shall not subject Citi to, or in any way alter or modify, any obligation or liability of the Company with respect to or arising out of the Intermediation Collateral.

SECTION 2.02. Security Interest in Business Interruption Insurance Proceeds. (a) The Company hereby grants to Citi, its successors and assigns, a security interest (such Lien granted to Citi hereunder, the “BI Insurance Security Interest” and together with the Precautionary Security Interest, the “Security Interests”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest (collectively, the “Business Interruption Collateral” and together with the Intermediation Collateral, the “Collateral”):

(i) all business interruption insurance to the extent insuring the Intermediation Collateral;

(ii) all Documents directly related to the foregoing;

(iii) all General Intangibles (excluding trademarks, tradenames, and intellectual property) arising from the foregoing;

(iv) and all Proceeds of the foregoing;

provided, that notwithstanding anything to the contrary in any Transaction Document, the following property is excluded from constituting Business Interruption Collateral: (i) (x) all Accounts or accounts receivable, (y) all cash proceeds generated by such Accounts and accounts receivable, and (z) all deposit accounts; (ii) Excluded Materials and Intermediation Collateral; and (iii) any contract or agreement to which the Company is a party or any of the Company’s rights or interests thereunder if and for so long as the grant of the Security Interest shall constitute or result in (x) the unenforceability of any right of the Company therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law or principles of equity), provided, that the BI Insurance Security Interest shall attach as soon as the condition causing such unenforceability is remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in clause (x) or (y) above, including any Proceeds of such contract or agreement.

(b) The Company hereby irrevocably authorizes Citi at any time and from time to time to file in any relevant jurisdiction financing statements (including amendments and continuations thereto) that indicate the Business Interruption Collateral as set forth in this Agreement and contain any other the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including whether the Company is an organization, the type of organization and any organizational identification number issued to the Company. The Company agrees to provide such information to Citi promptly upon Citi’s request. The Company also ratifies its authorization for Citi to file in any relevant jurisdiction any financing statements (including amendments thereto) if filed prior to the date hereof.

(c) The BI Insurance Security Interest is granted as security only and shall not subject Citi to, or in any way alter or modify, any obligation or liability of the Company with respect to or arising out of the Business Interruption Collateral.

SECTION 2.03. Representations and Warranties. The Company represents and warrants to Citi that:

(a) Subject to the sale of the Intermediation Collateral to Citi pursuant to the Intermediation Agreement as described in Section 2.01 hereof, it has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to Citi the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

(b) UCC financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by Citi based upon the information provided to Citi in the schedules hereto for filing in each governmental, municipal or other office specified in Schedule 3 hereto (or specified by notice from the Company to Citi after the Effective Date in the case of filings, recordings or registrations required by Section 2.3 of the Intermediation Agreement), which are all the filings, recordings and registrations that are necessary as of the Effective Date to establish a legal, valid and perfected Security Interest in favor of Citi in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) (i) Attached hereto as Schedule 1 is (A) the exact legal name of the Company as such name appears in its document of formation, (B) the jurisdiction of formation and the form of organization of the Company, (C) the organizational identification number, if any, assigned by such jurisdiction and (D) the address (including the county) of the chief executive office of the Company, and (ii) attached hereto as Schedule 2 is (A) the name and address of any person other than the Company (if any) that has possession of any Collateral with an aggregate market value greater than $2,500,000 (indicating whether such person holds such Collateral subject to a Lien (including, but not limited to, warehousemen’s, mechanics’ and other statutory liens)) and (B) any other addresses where the Company maintains a place of business or any Collateral not otherwise identified on Schedule 2.

(d) The Precautionary Security Interest constitutes (i) a legal and valid security interest in all the Intermediation Collateral securing the payment and performance of the Obligations and (ii) subject to the filings described in Section 2.02(b), a perfected security interest in all Precautionary Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions. Except as otherwise provided herein (including with respect to Permitted Liens), the Precautionary Security Interest is, and shall be, prior to any other Lien on any of the Intermediation Collateral.

(e) The BI Insurance Security Interest constitutes (i) a legal and valid security interest in all Business Interruption Collateral securing the payment and performance of the Obligations and (ii) subject to the filings described in Section 2.03(b), a perfected security interest in all Business Interruption Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC. Except as otherwise provided herein (including with respect to Permitted Liens), the BI Insurance Security Interest is, and shall be, prior to any other Lien on any of the Business Interruption Collateral.

(f) Subject to the sale of the Intermediation Collateral to Citi pursuant to the Intermediation Agreement as described in Section 2.01 hereof, the Collateral is owned by the Company free and clear of all Liens other than Permitted Liens (if any). The Company has not filed or consented to the filing of (i) any financing statement or analogous document under the UCC as in effect in any state or any other applicable laws covering any Collateral or (ii) any assignment in which the Company assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect.

(g) The Intermediation Agreement constitutes an “Intermediation Facility” and the Collateral constitutes “Intermediation Collateral” as each such term is defined in the Term Loan Facility and the ABL Facility.

SECTION 2.04. Covenants. (a) The Company agrees to promptly notify Citi in writing of any change (i) in its corporate name, (ii) in its identity or corporate structure, (iii) in its Federal Taxpayer Identification Number or (iv) in its jurisdiction of organization. The Company agrees to promptly provide Citi with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC in order for Citi to continue at all times following such change to have a valid, legal and perfected security interest in all of the Collateral.

(b) The Company agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral as consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Company is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as Citi may reasonably request, promptly to prepare and deliver to Citi a duly certified schedule or schedules in form and detail satisfactory to Citi showing the identity, amount and location of any and all Collateral.

(c) The Company shall, at its own expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interests and the priority thereof against any other Lien.

(d) The Company agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as Citi may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

(e) Citi and such persons as Citi may reasonably designate shall have the right, at the Company’s own cost and expense, during regular business hours upon reasonable prior notice to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Company’s affairs with the officers of the Company and its independent accountants and to verify under reasonable procedures, in accordance with Article 24 of the Intermediation Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third person, by contacting the third person possessing such Collateral for the purpose of making such a verification.

(f) At its option, Citi may discharge past due taxes, assessments, charges, fees, Liens or other encumbrances at any time levied or placed on the Collateral that are not being contested in accordance with Section 16.2 of the Intermediation Agreement, and may pay for the maintenance and preservation of the Collateral to the extent the Company fails to do so as required by this Agreement or the Intermediation Agreement, and the Company agrees to reimburse Citi on written demand for all reasonable and documented payments made or out-of-pocket expenses incurred by Citi pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing the Company from the performance of, or imposing any obligation on Citi to cure or perform, any covenants or other promises of the Company with respect to taxes, assessments, charges, fees, Liens or other encumbrances and maintenance as set forth herein or in the Transaction Documents,

(g) The Company shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Company agrees to indemnify and hold harmless Citi from and against any and all liability for such performance.

(h) The Company shall not make or permit to be made any collateral assignment, pledge, hypothecation or transfer of the Collateral or grant any other Lien other than the Permitted Liens in respect of the Collateral, except that the Company may sell, convey, lease, assign, transfer or otherwise dispose of (i) any Intermediation Collateral to Citi pursuant to the Intermediation Agreement, and (ii) any Business Interruption Collateral in the ordinary course of business and in any lawful manner not prohibited by the terms of the Intermediation Agreement and any Transaction Document until such time as Citi has notified the Company that a Specified Event of Default shall have occurred and be continuing and that during the continuance thereof the Company shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing) (provided that nothing herein shall constitute a release of any Security Interest in any such Collateral, except as expressly agreed by Citi in writing).

(i) The Company, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Hydrocarbons in accordance with the requirements set forth in Article 17 of the Intermediation Agreement. The Company irrevocably makes, constitutes and appoints Citi (and all officers, employees or agents designated by Citi) as the Company’s true and lawful agent (and attorney-in-fact) for the purpose, during the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Company on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Company at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, Citi may, without waiving or releasing any obligation or liability of the Company hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as Citi deems advisable. All sums disbursed by Citi in connection with this paragraph, including reasonable and documented out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, promptly upon Citi’s written demand, by the Company to Citi and shall be additional Obligations secured hereby.

ARTICLE III

Remedies

SECTION 3.01. Remedies upon Default. During the occurrence and during the continuance of an Event of Default the Company agrees to deliver each item of Collateral to Citi promptly upon written demand, and it is agreed that Citi shall have the right to take any of or all of the following actions, at the same or different times, with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Company agrees that Citi shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as Citi shall deem appropriate. Citi shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, Citi shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

Citi shall give the Company 10 days’written notice (which the Company agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of Citi’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Citi may fix and state in the notice (if any) of such sale. At any such sale, the Collateral or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Citi may (in its sole and absolute discretion) determine. Citi shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Citi may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Citi until the sale price is paid by the purchaser or purchasers thereof, but Citi shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 3.01, Citi may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Company (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Citi from the Company as a credit against the purchase price, and Citi may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; Citi shall be free to carry out such sale pursuant to such agreement and the Company shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after Citi shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, Citi may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 3.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

SECTION 3.02. Application of Proceeds. Citi shall apply all proceeds that it receives from any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by Citi in connection with such collection or sale or otherwise in connection with this Agreement, the Intermediation Agreement, any Transaction Document or any of the Obligations, including all court costs and the reasonable and documented out-of-pocket fees and expenses of its agents and outside legal counsel, the repayment of all advances made by Citi hereunder, under the Intermediation Agreement or under any Transaction Document on behalf of the Company and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under the Intermediation Agreement or under any Transaction Document; and

SECOND, to the payment in full of the Obligations (other than indemnities and contingent Obligations not then due and payable).

Citi shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Intermediation Collateral by Citi under this Article III (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Citi or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Citi or such officer or be answerable in any way for the misapplication thereof.

ARTICLE IV

Miscellaneous

SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Article 28 of the Intermediation Agreement.

SECTION 4.02. Security Interest Absolute. All rights of Citi hereunder, the Security Interests and all obligations of the Company hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Intermediation Agreement, any other Transaction Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Intermediation Agreement, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Obligations or this Agreement.

SECTION 4.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Company herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Citi and shall survive the execution and delivery of the Transaction Documents, regardless of any investigation made by any such other party or on its behalf, and shall continue in full force and effect as long as the parties’ obligations under the Intermediation Agreement, any other Transaction Document or any other agreement relating thereto remain in effect and such agreement has not expired or terminated.

SECTION 4.04. Binding Effect; Several Agreement. This Agreement shall become effective when a counterpart hereof executed on behalf of the Company shall have been delivered to Citi and a counterpart hereof shall have been executed on behalf of Citi, and thereafter shall be binding upon the Company and Citi and their respective permitted successors and assigns, and shall inure to the benefit of the Company and Citi and their respective successors and assigns; provided that, except as expressly permitted by this Agreement or the Intermediation Agreement, the Company shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) without the prior written consent of Citi.

SECTION 4.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Company or Citi that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 4.06. Citi’s Fees and Expenses; Indemnification. (a) Without limitation of its indemnification obligations under the other Transaction Documents, the Company agrees to indemnify Citi and the other indemnitees set forth in Section 22.2 of the Intermediation Agreement (together, the “Indemnitees”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented out-of-pocket fees, charges and disbursements of one counsel for all Indemnitees, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any agreement, instrument or transaction contemplated hereby, except as otherwise agreed by the parties, or any claim, litigation, investigation or proceeding relating to this Agreement or any such other agreement, instrument or transaction or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses arise from the gross negligence or willful misconduct of such Indemnitee or material breach of the obligations of such Indemnitee under any Transaction Document, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 4.06 shall survive the termination of this Agreement or any other Transaction Document. All amounts due under this Section 4.06 shall be payable on written demand therefor.

SECTION 4.07. Citi Appointed Attorney-in-Fact. The Company hereby appoints Citi the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Citi may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Citi shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Citi’s name or in the name of the Company (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of the Company on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though Citi were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating Citi to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Citi, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. Citi shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. It is understood and agreed that the appointment of Citi as the agent and attorney-in-fact of the Company for the purposes set forth above is coupled with an interest and is irrevocable.

SECTION 4.08. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 4.09. Waivers; Amendment. (a) No failure or delay of Citi in exercising any right or power hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Citi hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of any Transaction Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Citi and the Company with respect to which such waiver, amendment or modification is to apply.

SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

SECTION 4.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which conies as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 4.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto or different counterparts), each of which shall constitute an original but all of which when taken together shall constitute single contract and shall become effective as provided in Section 4.04. Delivery of an executed signature page to this Agreement by facsimile or other form of electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 4.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 4.14. Jurisdiction; Consent to Service of Process. (a) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Transaction Document or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that Citi may otherwise have to bring any action or proceeding relating to this Agreement or any other Transaction Document against the Company or its properties in the courts of any jurisdiction.

(b) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document in any court referred to in paragraph (a) of this Section 4.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or any other Transaction Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 4.15. Termination. Upon the termination of the Intermediation Agreement and the performance of the obligations thereunder (other than indemnities and contingent obligations), the Security Interests shall terminate automatically and without further action and Citi shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all Security Interests.

SECTION 4.16. Right of Setoff. If an Event of Default shall have occurred and be continuing, Citi is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Citi to or for the credit or the account of the Company against any of and all the Obligations now or hereafter existing, irrespective of whether or not Citi shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of Citi under this Section 4.16 are in addition to other rights and remedies (including other rights of setoff) which Citi may have.

SECTION 4.17. Effectiveness. This Agreement shall be in full force and effect as of the Commencement Date.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTOR

DELEK TRADING & SUPPLY, LLC

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Treasurer

/s/ Todd O’Malley
Name: Todd O’Malley
Title: Vice President

[Signature Page to Pledge and Security Agreement]

SECURED PARTY

CITIGROUP ENERGY INC.

/s/ Jeffrey Oh
Name: Jeffrey Oh
Title: Managing Director

[Signature Page to Pledge and Security Agreement]